CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-6 of Pruco Life Variable Universal Account (“Registration Statement”) of our reports dated April 5, 2019, relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 7, 2019, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiary, which appears in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
April 22, 2019

Appendix A

· Prudential Government Money Market Portfolio
· Prudential Diversified Bond Portfolio
· Prudential Equity Portfolio (Class I)
· Prudential Flexible Managed Portfolio
· Prudential Conservative Balanced Portfolio
· Prudential Value Portfolio (Class I)
· Prudential High Yield Bond Portfolio
· Prudential Natural Resources Portfolio (Class I)
· Prudential Stock Index Portfolio
· Prudential Global Portfolio
· Prudential Government Income Portfolio
· Prudential Jennison Portfolio (Class I)
· Prudential Small Capitalization Stock Portfolio
· T. Rowe Price International Stock Portfolio
· Janus Henderson VIT Research Portfolio (Institutional Shares)
· MFS® Growth Series (Initial Class)
· American Century VP Value Fund (Class I)
· Franklin Small-Mid Cap Growth VIP Fund (Class 2)
· American Century VP Income & Growth Fund (Class I)
· Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
· Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares)
· Prudential SP Small Cap Value Portfolio (Class I)
· Prudential Jennison 20/20 Focus Portfolio (Class I)
· Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)
· Invesco V.I. Managed Volatility Fund (Series I)
· Invesco V.I. Technology Fund (Series I)
· Janus Henderson VIT Enterprise Portfolio (Service Shares)
· Janus Henderson VIT Balanced Portfolio (Service Shares)
· Oppenheimer Discovery Mid Cap Growth Fund/VA (Service Shares)
· Janus Henderson VIT Research Portfolio (Service Shares)
· SP Prudential U.S. Emerging Growth Portfolio (Class I)
· Janus Henderson VIT Overseas Portfolio (Service Shares)
· Prudential SP International Growth Portfolio (Class I)
· M Large Cap Growth Fund
· M Capital Appreciation Fund
· M International Equity Fund
· M Large Cap Value Fund
· ProFund VP Asia 30
· ProFund VP Basic Materials
· ProFund VP Bear
· ProFund VP Biotechnology
· ProFund VP UltraBull
· ProFund VP Consumer Services
· ProFund VP Oil & Gas
· ProFund VP Europe 30
· ProFund VP Financials
· ProFund VP Health Care
· ProFund VP Japan
· ProFund VP Mid-Cap Growth
· ProFund VP Mid-Cap Value
· ProFund VP Government Money Market
· ProFund VP NASDAQ-100
· ProFund VP Pharmaceuticals

· ProFund VP Precious Metals
· ProFund VP Real Estate
· ProFund VP Short NASDAQ-100
· ProFund VP Short Small-Cap
· ProFund VP Small-Cap
· ProFund VP Small-Cap Growth
· ProFund VP Technology
· ProFund VP Telecommu-nications
· ProFund VP U.S. Government Plus
· ProFund VP UltraMid-Cap
· ProFund VP UltraNASDAQ-100
· ProFund VP UltraSmall-Cap
· ProFund VP Bull
· ProFund VP Utilities
· AST T. Rowe Price Large-Cap Growth Portfolio
· AST Cohen & Steers Realty Portfolio
· AST J.P. Morgan Strategic Opportunities Portfolio
· AST T. Rowe Price Large-Cap Value Portfolio
· AST Small-Cap Value Portfolio
· AST Goldman Sachs Mid-Cap Growth Portfolio
· AST Hotchkis & Wiley Large-Cap Value Portfolio
· AST Loomis Sayles Large-Cap Growth Portfolio
· AST MFS Growth Portfolio
· AST Small-Cap Growth Portfolio
· AST BlackRock Low Duration Bond Portfolio
· AST T. Rowe Price Natural Resources Portfolio
· AST MFS Global Equity Portfolio
· AST J.P. Morgan International Equity Portfolio
· AST Templeton Global Bond Portfolio
· Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
· American Century VP Mid Cap Value Fund (Class I)
· The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
· Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)
· MFS® Utilities Series (Initial Class)
· AST BlackRock/Loomis Sayles Bond Portfolio
· AST T. Rowe Price Asset Allocation Portfolio
· AST Wellington Management Hedged Equity Portfolio
· AST Balanced Asset Allocation Portfolio
· AST Preservation Asset Allocation Portfolio
· AST Fidelity Institutional AM℠ Quantitative Portfolio
· AST Prudential Growth Allocation Portfolio
· AST Advanced Strategies Portfolio
· AST RCM World Trends Portfolio
· AST BlackRock Global Strategies Portfolio
· TOPS® Aggressive Growth ETF Portfolio (Class 2)
· TOPS® Balanced ETF Portfolio (Class 2)
· TOPS® Conservative ETF Portfolio (Class 2)
· TOPS® Growth ETF Portfolio (Class 2)
· TOPS® Moderate Growth ETF Portfolio (Class 2)
· TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
· TOPS® Managed Risk Growth ETF Portfolio (Class 2)
· TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
· American Funds IS Growth Fund (Class 2)
· American Funds IS Growth-Income Fund (Class 2)

· American Funds IS International Fund (Class 2)
· Fidelity® VIP Contrafund® Portfolio (Service Class 2)
· Fidelity® VIP Mid Cap Portfolio (Service Class 2)
· Franklin Income VIP Fund (Class 2)
· Franklin Mutual Shares VIP Fund (Class 2)
· Templeton Growth VIP Fund (Class 2)
· Hartford Capital Appreciation HLS Fund (Class IB)
· Hartford Disciplined Equity HLS Fund (Class IB)
· Hartford Dividend and Growth HLS Fund (Class IB)
· Hartford Growth Opportunities HLS Fund (Class IB)
· MFS® Total Return Bond Series (Initial Class)
· MFS® Value Series (Initial Class)
· Invesco V.I. Growth and Income Fund (Series I)
· Fidelity® VIP Index 500 Portfolio (Service Class 2)
· American Funds IS Blue Chip Income and Growth Fund (Class 2)
· AST Small-Cap Growth Opportunities Portfolio
· AST International Value Portfolio
· Calvert VP EAFE International Index Portfolio (Class F)
· Calvert VP NASDAQ 100 Index Portfolio (Class F)
· Calvert VP S&P MidCap 400 Index Portfolio (Class F)